UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
 (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2006, Huntsman Corporation (the “Company”) issued a press release announcing its results for the three months and the full year ended December 31, 2005. The press release is furnished herewith as Exhibit 99.1.

The Company will hold a telephone conference to discuss its fourth quarter and full year 2005 results on Friday, February 24, 2006 at 11:00 a.m. EST.

Call-in number for U.S. participants:	(866) 362 - 4820
Call-in number for international participants:	(617) 597 - 5345

Participant access code:	12382110

The conference call will be available via webcast and can be accessed from the investor relations portion of the Company’s website at http://www.huntsman.com.

The conference call will be available for replay beginning February 24, 2006 and ending March 3, 2006.

Call-in numbers for the replay:

	Within the U.S.:	(888) 286 - 8010
	International:	(617) 801 - 6888

Access code for replay:		21472374

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations portion of the Company’s website at http://www.huntsman.com.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ John R. Heskett
JOHN R. HESKETT
Vice President, Corporate Development and Investor Relations

Dated: February 24, 2006

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated February 24, 2006